Texas Capital Value Funds, Inc.

Supplement to the Prospectus and Statement of Additional information dated November 30th, 1997.


1. The dates of the Prospectus and Statement of additional information are hereby amended to read January 31st, 1998.

2. The Fund's counsel has been changed from Jim H. Ellis Esq. to
Kirkpatrick & Lockhart LLP.  The prospectus is hereby amended to read:

COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
2nd Floor
Washington D.C.  20036-1800

3. The fund's prospectus has been changed to include the Roth IRA under the heading on page 13 "Retirement Plans". The prospectus is hereby amended to read:

Simplified Employee Pension Plan (SEP/IRA) and the Roth IRA. The Company also offers a simplified employee pension ("SEP") plan for employers, including self-employed individuals who wish to purchase Fund shares with tax-deductible contributions. Contributions to a SEP are generally allowed to be much higher that a Traditional IRA. The Company also offers the Roth IRA and Roth Conversion IRA. Please consult your personal tax adviser before making an investment using these plans.


February 19th, 1998